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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 3, 2006

                           Lehman ABS Corporation, on
                                   behalf of:

                CORPORATE BACKED TRUST CERTIFICATES, TOYS "R" US
                      DEBENTURE-BACKED SERIES 2001-31 TRUST
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31857              13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Corporate Backed Trust Certificates, Toys "R" Us Debenture-Backed Series
2001-31 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of July 31, 2001.

Item 8.01. OTHER EVENTS

The sole asset held by the Trust is $13,090,000 principal amount of 8.75% Debentures issued by Toys "R" Us, Inc. Toys "R" Us, Inc. has launched a tender offer and consent solicitation with respect to the Underlying Securities. A tender of the Underlying Securities would entail a change in the timing and amount of payments thereunder or an exchange of such Underlying Securities for a payment.

The Trust Agreement provides, that in the event that the Trustee receives a request from the Depository, the Underlying Securities Trustee or the Underlying Securities Issuer for its consent to any amendment, modification or waiver of the Underlying Securities, or any other document thereunder or relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of such date. The Trustee shall request instructions from the Certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation and shall be protected in taking no action if no direction is received. The Trust Agreement also provides that the Trustee shall at no time vote or consent to any matter which would alter the timing or amount of any payment on the Underlying Securities or would result in the exchange or substitution of any of the Underlying Securities pursuant to a plan for the refunding or refinancing of such Underlying Securities except in the event of a default under the Indenture, except with the consent of Certificateholders representing 100% of the Class A-1 Certificates and 100% of the Class A-2 Certificates.

Prior to dissemination of a request for instructions, the Trustee received a notification from a Certificateholder that such Certificateholder would not consent to a tender of the Underlying Securities and would not consent to the proposed amendments. As a result, the Trustee will not tender the Underlying Securities and the Trustee will not consent to the proposed amendments.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 3, 2006


                                         Lehman ABS Corporation


                                         By:  /s/ Charles M. Weaver
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                                         Name:    Charles M. Weaver
                                         Title:   Senior Vice President



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